The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated December 15, 2014

to the Prospectus dated March 30, 2014, as supplemented July 1, 2014, as further supplemented to date

Change To Transfer Agent of Sentinel Group Funds, Inc.

Effective December 1, 2014, Sentinel Group Funds, Inc. (the “Corporation”) has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent (the “Transfer Agent”) for the Sentinel Funds.  Prior to December 1, 2014, Sentinel Administrative Services, Inc. (“SASI”) served as transfer agent for the Sentinel Funds, and BFDS served as the Sentinel Funds’ sub-transfer agent.  In connection with the engagement by the Corporation of BFDS for transfer agency services, the Corporation has engaged SASI to provide transfer agency administrative and oversight services to the Corporation.

Shareholders of the Sentinel Funds may contact the Transfer Agent as follows:

US Mail	Delivery
Sentinel Investments	Sentinel Investments
PO Box 55929	c/o Boston Financial Data Services
Boston, MA 02205-5929	30 Dan Road
Canton, MA 02021-2809

By Telephone (toll free)
800-282-3863

SASI continues to serve as administrator to the Sentinel Funds.